evolus™

Creating an Aesthetic Evolution



January 2019

Investor Presentation

Special Note Regarding Forward-Looking Statements

This presentation contains forward-looking statements. All statements other than statements of historical facts contained in this presentation, including statements regarding our future results of operations and financial position; business strategy; prospective product candidate; the timing of and our ability to obtain and maintain regulatory approvals; ability to commercialize our product candidate; our ability to acquire rights to other product candidates; research and development costs; timing and likelihood of success, plans and objectives of management for future operations; products and product candidates; the potential market acceptance, demand market size, adoption rate and and future results of our product candidate, are forward-looking statements.

These forward-looking statements involve substantial known and unknown risks, uncertainties and other important factors that may cause our actual results, levels of activity, performance or achievements to be materially different from the information expressed or implied by the forward-looking statements. These risks and uncertainties include, but are not limited to: the ability to obtain and maintain on a timely basis, or at all, regulatory approval of our product candidate; our reliance on our exclusive third-party manufacturer and supplier of our product candidate; the sufficiency of our cash resources and needs for additional financing; our ability to commercialize our product candidate; the size and growth of the potential markets for our product candidate and the ability to serve those markets; the rate and degree of market acceptance of our product candidate; our anticipated growth strategies; the anticipated trends and challenges in our business and the market in which we operate; our ability to establish and maintain development partnerships; our ability to attract or retain key personnel; our expectations regarding federal, state and foreign regulatory requirements; and regulatory developments in the United States and foreign countries and other factors that are described in the "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" sections of our Annual Report on Form 10-K for the year ended December 31, 2017 and our Quarterly Report on Form 10-Q for the quarter ended September 30, 2018, which are on file with the Securities and Exchange Commission, or SEC. All of our filings are available on the SEC's website at www.sec.gov. All written and verbal forward-looking statements attributable to our Company or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to herein. We may not actually achieve the plans, intentions or expectations disclosed in the forward-looking statements, and you should not place undue reliance on the forward-looking statements. The forward-looking statements in this presentation represent our views as of the date of this presentation. We anticipate that subsequent events and developments will cause our views to change. Forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from our expectations.

Except as required by applicable law, we do not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances, or otherwise. You should, therefore, not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this presentation.

Further Information

Certain of the industry, statistical and market data in this presentation was obtained from our own internal estimates and research as well as from industry and general publications and research, surveys and studies conducted by third parties. All of the market data used in this presentation involves a number of assumptions and limitations. While we believe that the information from these industry publications, surveys and studies is reliable, the industry in which we operate is subject to a high degree of uncertainty and risk due to a variety of important factors, which could cause results to differ materially from those expressed in the estimates made by third parties and by us.

EVOLUS™ & Jeuveau™ are two of our trademarks that are used in this presentation. This presentation also includes trademarks, trade names and service marks that are the property of other organizations. Solely for convenience, trademarks and trade names referred to in this presentation appear without the ® and ™ symbols, but those references are not intended to indicate that we will not assert, to the fullest extent under applicable law, our rights, or that the applicable owner will not assert its rights, to these trademarks and trade names. We do not intend our use or display of other companies' trade names or trademarks to imply a relationship with, or endorsement or sponsorship of us by, any other companies.

Jeuveau™ (prabotulinumtoxinA-xvfs) also known by it's clinical name, DWP-450, which is referenced in this presentation, is an investigational product candidate that is being evaluated for the treatment of moderate to severe glabellar lines in adult patients and has not been approved by the U.S. Food and Drug Administration.

Our financial results are prepared in accordance with Generally Accepted Accounting Principles ("GAAP"). This presentation includes non-GAAP financial measures. Our reconciliations of non-GAAP financial measures to GAAP financial measures are located at the end of this presentation. These non-GAAP financial measures should not be considered as an alternative to GAAP financial measures.

Launching a New Chapter in Aesthetics

New Product Candidate Jeuveau™ (prabotulinumtoxinA-xvfs)

- Expected to be the first known 900 kilodalton ("kDa") molecule in the U.S. since Botox launched
- EU / Canada Phase III head-to-head data versus market leader met primary endpoint
- PDUFA action date of Feb. 2, 2019 with an anticipated Spring 2019 launch

High-Impact, Disruptive Launch

- High-touch pre-launch activities escalating into 2019
- Connected experience drives frictionless commerce

Only Known Neurotoxin Dedicated to Aesthetics

- Pricing flexibility unconstrained by reimbursement
- Greater focus on physicians and practice development

evolus™

Jeuveau™ is an investigational product candidate that is being evaluated for the treatment of moderate to severe glabellar lines in adult patients and has not been approved by the U.S. Food and Drug Administration.

Medical Aesthetics:

ONE OF THE FASTEST GROWING MARKETS IN HEALTHCARE[1]

The neurotoxin market represents the largest segment and remains highly underpenetrated[1]

Global Aesthetic Neurotoxin Sales ($mm)[2]



$1,876
$2,035
$2,207
$2,393
$931
$1,005
$1,094
$1,191
$945
$1,030
$1,113
$1,202
2017E
2018E
2019E
2020E
U.S.
Ex-U.S.

Evolus is Poised to Capture Share of a Robust & Growing Market

evolus™

1. Self-Pay Healthcare Market Report, MarketsandMarkets
2. U.S. and Ex-U.S. data from UBS Specialty Pharmaceuticals Monthly Handbook – April 2018

Deep industry knowledge and commercialization experience

evolus™

Highly Experienced Management Team



David Moatazedi
President and CEO



Lauren Silvernail
CFO and EVP, Corporate Development



Rui Avelar, MD
Chief Medical Officer and Head of R&D



Michael Jafar
Chief Marketing Officer



Amy Fox
Vice President, Human Resources



Jeff Plumer
Vice President, Legal



Kurt Knab
Vice President, Sales



Alex Sabad
Vice President, Operations

Rapidly Advancing to Commercialization

1. David Moatazedi joined Evolus as President and CEO
2. Manufacturing facility pre-cleared by FDA for commercial manufacturing
3. DWP-450 granted approval by Health Canada
4. FDA resubmission accepted, new action date Feb. 2, 2019
5. Completed build out of strong management team
6. September 30, 2018 cash of $105M
7. Conditional FDA acceptance of Jeuveau™ brand name

Jeuveau™

Jeuveau™ is the First Known 900kDa Alternative to Botox

Current competitors to Botox have different molecular weights

	Molecule Size	U.S. Aesthetics Market Share[1]	Aesthetics Only?
Botox (Allergan)	900 kDa[2]	70.0%	X
Dysport (Galderma / Ipsen)	Undisclosed	20.5%	X
Xeomin (Merz)	150 kDa[3]	9.5%	X

evolus™

1. Goldman Sachs Investment Research Report September 4, 2018 . 2. Zhang, L et al, Gene 2003. 3. Xeomin FDA Label

>2,100 Patients Studied Across Multiple Clinical Trials

U.S. Phase III: Jeuveau™ vs. Placebo

- Two identical Phase III safety and efficacy studies (EV-001 & EV-002)
- Multicenter, randomized, double-blind, placebo controlled, single dose, 150 days duration
- Placebo controlled, superiority design
- EV-001 n = 330
- EV-002 n = 324

EU / Canada Phase III: Jeuveau™ vs. Botox

- EU / Canada Phase III safety and efficacy (EVB-003)
- Multicenter, randomized, double-blind, placebo & active controlled, single dose, 150 days duration
- Active control, non-inferiority design
- n = 540

Jeuveau™ Safety Studies

- U.S. Phase II Long-Term Safety Study (EV-004 & EV-006)
- Multicenter, non-randomized, open label, multiple dose, 365 days duration
- EV-004 n = 352
- EV-006 n = 570

U.S. Phase III: Jeuveau™ vs. Placebo

Met FDA Mandated Primary Endpoint Requirements and Demonstrated Superiority to Placebo at Five Months

Primary Endpoint

Composite Score (investigator and subject agree) ≥ 2 Point GLS Improvement at Maximum Frown on Day 30



80%
70%
60%
50%
40%
30%
20%
10%
0%
67.5%
1.2%
70.4%
1.3%
Jeuveau™ n=246
Placebo n=84
Jeuveau™ n=246
Placebo n=78
EV-001
EV-002

Secondary Endpoint

≥2 Point Composite GLS Improvement at Maximum Frown (investigator and subject agree)

Day 120 Responder Rates

EV-001	
≥ 2 Composite Score	
Treatment	Placebo
8.3%*	1.3%

EV-002	
≥ 2 Composite Score	
Treatment	Placebo
12.4%*	0%

Day 150 Responder Rates

EV-001	
≥ 2 Composite Score	
Treatment	Placebo
4.6%*	0%

EV-002	
≥ 2 Composite Score	
Treatment	Placebo
4.6%*	0%

*All p-values < 0.05.

U.S. Phase III: Jeuveau™ vs. Placebo

RESPONDER RATES THROUGH FIVE MONTHS

Exploratory Endpoints: EV-001 and EV-002
≥1 Point Improvement GLS at Maximum Frown (%)

Investigator Assessment


100
90
80
70
60
50
40
30
20
10
0
8.4
46.2
8.8
91.2
6.1
95.4
9.6
95.8
7.5
77.4
7.5
64.6
7.4
41.8
2
7
14
30
90
120
150/ET
Days Post Treatment
Placebo
Jeuveau™


100
90
80
70
60
50
40
30
20
10
0
17.1
56.0
18.1
90.8
17.1
94.6
10.7
95.0
14.5
79.0
13.3
57.5
6.5
33.8
2
7
14
30
90
120
150/ET
Days Post Treatment
Placebo
Jeuveau™

Subject Assessment


100
90
80
70
60
50
40
30
20
10
0
14.5
49.6
18.8
91.2
14.6
95.0
13.3
94.6
16.3
73.5
12.5
59.0
13.6
42.6
2
7
14
30
90
120
150/ET
Days Post Treatment
Placebo
Jeuveau™


100
90
80
70
60
50
40
30
20
10
0
18.4
46.5
15.3
89.9
17.1
92.9
17.3
92.5
17.1
73.4
22.7
59.2
22.1
40.5
2
7
14
30
90
120
150/ET
Days Post Treatment
Placebo
Jeuveau™

EU / Canada Phase III: Jeuveau™ vs. Botox

Meets Primary Endpoint When Compared Head to Head with Botox

Primary Endpoint

- Responder Rates at Day 30
- GLS = 0 or 1 at Maximum Frown by Investigator Assessment



100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
87.2%
82.8%
4.2%
Jeuveau™ n=235
Botox n=244
Placebo n=48

Primary Endpoint

- Non-inferiority at Day 30
- Responder Defined as GLS = 0 or 1 at Maximum Frown by Investigator Assessment



Favors Botox
Favors Jeuveau™
Non-inferiority Margin = -10%
Lower Limit of two-sided 95% CI: -1.9%
Upper Limit of two-sided 95% CI: 10.8%
4.4%
-10%
-5%
0%
5%
10%

Jeuveau™ Safety Studies

> 2,100 Subjects Studied with No Drug Related Serious Adverse Events

U.S. Safety Profile: Adverse Events

	US PIII EV-001		US PIII EV-002	
	Placebo	Jeuveau™	Placebo	Jeuveau™
All	32.1%	38.2%	26.9%	28.5%
Related	13.1%	15.4%	7.7%	9.8%

Ptosis Rates

Jeuveau™: 1.0% eyelid, 0.4% eyebrow

EU Safety Profile: Adverse Events

	EU PIII EVB-003		
	Placebo	BOTOX	Jeuveau™
All	32.7%	41.9%	37.6%
Related	4.1%	14.6%	15.5%

Ptosis Rates

Jeuveau™: 1.6% eyelid, 0.0% eyebrow

Botox: 0.0% eyelid, 0.4% eyebrow


Differentiated
Marketing
Frictionless
Alternative

Strategically focusing on today and tomorrow

Targeting the Largest Population*

73 MILLION MILLENIALS

VS

72 MILLION BABY BOOMERS[1]

*2019 Estimate

Significant Opportunity



Projected population by generation[1]
In millions
90
50
30
10
74
73
76
Millennial
71
66
65
Gen X
Boomer
27
Silent
2016 '19
2028
2036
2050
Note: Millennials refer to the population ages 20 to 35 as of 2016.
Source: Pew Research Center tabulations of U.S. Census Bureau population projections released December 2014 and 2016 population estimates.
PEW RESEARCH CENTER

Open to Trial

- BOTULINUM TOXIN USE AMONG PEOPLE AGED 19 TO 34 INCREASED BY 87% BETWEEN 2011 AND 2016[2]
- NEUROTOXIN TREATMENTS ARE THE #1 COSMETIC PROCEDURE CONSIDERED BY MILLENNIALS[3]

evolus™

1. "Millennials projected to overtake Baby Boomers as America's largest generation." Pew Research Center, Washington, D.C. (March 1, 2018) http://www.pewresearch.org/fact-tank/2018/03/01/millennials-overtake-baby-boomers/. Millennial defined as individuals born between 1981 and 1996.
2. American Society for Aesthetic Plastic Surgery
3. Survey of millennials conducted by Faith Popcorn for Evolus, July 2017 (n=40 millennials). Millennial defined as individuals aged 18-34.

Jeuveau™: Frictionless Alternative

Creating a strongly desirable experience for customers and consumers

Extensive Industry Expertise



Phase 3 Head-to-Head Data

Primary Endpoint
Responder Rate Day 30
GLS = 0 or 1 at Max Frown investigator Assessment


100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
87.2%
82.8%
4.2%
Jeuveau™
n=235
Botox
n=244
Placebo
n=48

Simple, Personal and Connected


evolus
Let's get started
LOGIN

Consumer Loyalty


ARS
78%
12:35
Friday 25 December
Evolus
Welcome to Dr. Smith's office!
Click here to earn your reward

Financial Overview: Strong Cash Position

Nine months ended September 30, 2018:	
IN USD (UNAUDITED)	
Operating Expenses: Non-GAAP[1]	$17.1M
Net Loss: Non-GAAP[1]	$17.9M
Earnings per Share: Non-GAAP[1]	($0.77)
Cash	$105.2M
Weighted-Average Shares Outstanding	23,417,417

Q4 2018 Non-GAAP Operating Expense Guidance (as provided 11/5/18)	$12M - $15M
December 31, 2018 Cash (Unaudited)	$93.2M

evolus™

1. See Appendix for Reconciliations of non-GAAP to GAAP financial measures

Key 2019 Catalysts

Expected Launch in Three Major Markets

1. PDUFA date of February 2, 2019
2. Expect U.S. commercial launch in Spring 2019
3. Anticipated Publications: U.S Trials in Q1'19, EU / Canada head-to-head trials in Q2'19
4. EU CHMP opinion expected in Q1'19; if positive opinion, approval expected by Q2'19
5. Expect Canada commercial launch in 1H'19

Launching a new chapter in aesthetics

New Product Candidate Jeuveau™

- Expected to be the first known 900kDa molecule in the U.S. since Botox launched
- EU / Canada Phase III head-to-head data versus market leader met primary endpoint
- PDUFA action date of Feb. 2, 2019 with an anticipated Spring 2019 launch

Jeuveau™ expected to be the anchor product for building an aesthetic portfolio

High-Impact, Disruptive Launch

- High-touch pre-launch activities escalating into 2019
- Connected experience drives frictionless commerce

Only Known Neurotoxin Dedicated to Aesthetics

- Pricing flexibility unconstrained by reimbursement
- Greater focus on physicians and practice development

Jeuveau™ is an investigational product candidate that is being evaluated for the treatment of moderate to severe glabellar lines in adult patients and has not been approved by the U.S. Food and Drug Administration.

evolus™

Creating an Aesthetic Evolution

January 2019

Investor Presentation



Appendix

Reconciliations of non-GAAP to GAAP Financial Measures

Evolus has presented Non-GAAP Loss and Non-GAAP operating expenses, which are calculated as GAAP Net loss and GAAP total operating expenses, respectively, excluding: (i) the revaluation of contingent royalty obligation payable and (ii) stock-based compensation expense. Evolus has also presented Non-GAAP Loss Earnings Per Share, which is calculated as Non-GAAP Loss divided by quarterly weighted average shares outstanding.

Management believes that non-GAAP operating expenses and these other certain non-GAAP financial measures are useful in helping to identify recurring operation performance and enables management to consistently analyze the period-to-period financial performance of the core business operations. Management also believes that non-GAAP operating expenses and these other certain non-GAAP financial measures will enable investors to assess in the same way management assesses Evolus' current and future operations. Non-GAAP operating expenses and these other certain non-GAAP financial measures should be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for or superior to GAAP results.

	Q1'18	Q2'18	Q3'18	Total
Operating expenses:				
Research and development	$ 1.7	$ 1.6	$ 2.0	$ 5.3
General and administrative	3.5	6.2	7.2	16.9
Revaluation of contingent royalty obligation payable to Evolus Founders	0.9	8.2	2.3	11.4
Depreciation and amortization	—	—	—	—
Total operating expenses	6.1	16.0	11.5	33.6
Loss from operations	(6.1)	(16.0)	(11.5)	(33.6)
Other expense:				
Interest expense, net	0.1	0.4	0.3	0.8
Loss before taxes	(6.2)	(16.4)	(11.8)	(34.4)
Income tax expense	—	—	—	—
Net loss and comprehensive loss	**$ (6.2)**	**$ (16.4)**	**$ (11.8)**	**$ (34.4)**
Reconciliation of Net Loss to Non-GAAP Loss				
Net loss and comprehensive loss	$ (6.2)	$ (16.4)	$ (11.8)	$ (34.4)
Revaluation of contingent royalty obligation payable to Evolus Founders	0.9	8.2	2.3	11.4
Stock-based compensation	1.0	2.6	1.5	5.1
Non-GAAP Loss	**$ (4.3)**	**$ (5.6)**	**$ (8.0)**	**$ (17.9)**
Non-GAAP Loss Earnings per Share	**$ (0.21)**	**$ (0.24)**	**$ (0.32)**	**$ (0.77)**
Weighted average shares outstanding	20.2	23.7	24.8	23.4
Reconciliation of GAAP operating expenses to Non-GAAP operating expenses				
Total operating expenses	$ (6.1)	$ (16.0)	$ (11.5)	$ (33.6)
Revaluation of contingent royalty obligation payable to Evolus Founders	0.9	8.2	2.3	11.4
Stock-based compensation	1.0	2.6	1.5	5.1
Non-GAAP operating expenses	**$ (4.2)**	**$ (5.2)**	**$ (7.7)**	**$ (17.1)**

evolus™

THANK YOU